SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 28, 2004

REMEDYTEMP, INC.

(Exact Name of Registrant as Specified in Charter)

California	0-5260	95-2890471
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Enterprise

Aliso Viejo, California 92656

(Address of Principal Executive Offices and Zip Code)

(949) 425-7600

Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 11, 2004, RemedyTemp, Inc. issued a press release announcing its second fiscal quarter results ended March 28, 2004 and will hold an earnings conference call at approximately 1:30 p.m., Pacific Time, on May 11, 2004. The press release is attached as Exhibit 99.1.

A copy of the press release is being furnished under this Item 12 as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2004

REMEDYTEMP, INC.

By:	/s/ Greg Palmer
Greg Palmer President and Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description
99.1	Press release of RemedyTemp, Inc. issued on May 11, 2004